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                                                                    Exhibit 10.5

                             OPTION AGREEMENTS FOR
               WILLIAM ST. LAURENT AND GEORGES C. ST. LAURENT III

                              VITECH AMERICA, INC.
                           8807 Northwest 23rd Street
                              Miami, Florida 33172


                                                     Date:  September 3, 1996
                                                                     ----
Mr. William C. St. Laurent
107 Parker Gulch Elkhorn
Sun Valley, ID 83354

Dear William:

         The undersigned principal shareholder of Vitech America, Inc. (the "Corporation") is pleased to award you an Option to purchase an aggregate of 1,960,000 shares of the Corporation's Common Stock. This letter will describe the Option granted to you. Your signature on this letter is an acknowledgement to us that you have read and understand this Agreement and that you agree to abide by its terms.

          1. Mutual Intent. It is important to the Corporation that the Optionee be encouraged to enhance the value of the Corporation and its subsidiaries through Optionee's services to the Corporation and its subsidiaries. Accordingly, the Corporation desires to afford the Optionee the opportunity to purchase shares of the Corporation's Common Stock as hereinafter provided.

          2. Rights and Privileges. Subject to the conditions hereinafter set forth, the Corporation grants you the right to purchase 1,960,000 shares of Stock at: $15.00 for 490,000 shares, $20.00 for 490,000 shares and $25.00 for
980,000 shares. The right to purchase the shares of Stock accrues in three installments over the time periods described below:

         The right to acquire all shares accrues on the date hereof.

          3. Time of Exercise. The Option may be exercised at any time and from time to time beginning when the right to purchase the shares of Stock accrues and ending when they terminate as provided in Section 5 of this letter.

          4. Method of Exercise. The Options shall be exercised by written notice to the Corporation at the Corporation's principal place of business. The notice shall set forth the number of shares of Stock to be acquired and shall contain a check payable to the undersigned in full payment for the shares to be purchased. We shall make delivery of the shares of restricted stock promptly after notice of exercise.

          In addition to the method of payment set forth in this Section 4 and in lieu of any cash payment required thereunder, the Optionee shall have the right at any time and from time to time to exercise the Options in full or in part in the manner specified in this Section 4 as payment of the aggregate exercise price. The number of Options to be surrendered in payment of the aggregate exercise price for the Options to be exercised shall be determined by multiplying the number of Options to be exercised by the exercise price per share of common stock, and then dividing the product thereof by an amount equal to the Market Price (as defined below) minus the exercise price. Market Price shall be calculated either (i) on the date which the notice to purchase has been sent to the Company ("Notice Date") or (ii) as the average of the market prices for each of the five trading days preceding the Notice Date, whichever of (i) or
(ii) is greater.

          5. Termination of Option. To the extent not exercised, the Option shall terminate four (4) years from the closing of the Corporation's initial public offering.

          6. Anti-Dilution. If there is any change in the number of shares of stock on account of the declaration of stock dividends, recapitalization resulting in stock split-ups, or combinations or exchanges of shares of stock, or otherwise, the number of shares of stock available for purchase upon the exercise of Options, the shares of Stock subject to any Option and the exercise price of any outstanding Option shall be appropriately adjusted by the Board. The Board shall give notice of any adjustments to the Optionee and such adjustments shall be, absent negligence, effective and binding. If because of one or more recapitalizations, reorganizations or other corporate events, the holders of outstanding stock receive something other than shares of stock then, upon exercise of an Option, the Optionee will receive what the holder would have owned if the holder had exercised the Option immediately before the first such corporate event and not disposed of anything the holder received as a result of the corporate event.

          7. Merger or Consolidation. In case of any consolidation of the Corporation with, or merger of the Corporation with, or merger of the Corporation into another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding common stock), the corporation formed by such consolidation or merger shall execute and deliver to the Optionee, a supplemental option agreement providing that the holder of each Option then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Option) to receive, upon exercise of such Option the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of common stock of the Corporation for which such Option might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental option agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 6. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

          8. Securities Laws. The Option and the shares of Stock underlying the Option have not been registered under the Securities Act of 1933, as amended (the "Act"). The Corporation has no obligations to ever register the Option or the shares of Stock underlying the Option. All shares of Stock acquired upon the exercise of the Option shall be "restricted securities" as that term is defined in Rule 144 promulgated under the Act. The certificate representing the shares shall bear an appropriate legend restricting their transfer. Such shares cannot be sold, transferred, assigned or otherwise hypothecated without registration under the Act or unless a valid exemption from registration is then available under applicable federal and state securities laws and the Corporation has been furnished with an opinion of counsel satisfactory in form and substance to the Corporation that such registration is not required.

          9. Binding Effect. The rights and obligations described in this letter shall inure to the benefit of and be binding upon both of us, and our respective heirs, personal representatives, successors and assigns.

          10. Date of Grant. The Option shall be treated as having been granted to you on the date of this letter even though you may sign it at a later date.

          11. Counterparts. This Agreement shall be executed in multiple counterparts, each of which when considered together, comes to one and the same Agreement.

          12. Integration. This Agreement supersedes all prior agreements understanding between the undersigned and the Optionee related to the subject matter hereof.


                                    Very truly yours,

                                    VITECH AMERICA, INC.


                                    By: /s/ Georges C. St. Laurent III
                                       -------------------------------------
                                    Name:
                                            Georges C. St. Laurent III
                                    ----------------------------------------
                                    Title:  Chief Executive Officer


AGREED AND ACCEPTED THIS
  3rd  day of September, 1996
- ------      ------------
/s/ William St. Laurent
- ------------------------------

                              VITECH AMERICA, INC.
                           8807 Northwest 23rd Street
                              Miami, Florida 33172


                                                     Date:  September  3, 1996
                                                                      ----
Mr. Georges St. Laurent, III
9746 NW 29 Ter.
Miami, Fl 33172

Dear Georges:

         The undersigned principal shareholder of Vitech America, Inc. (the "Corporation") is pleased to award you an Option to purchase an aggregate of 2,040,000 shares of the Corporation's Common Stock. This letter will describe the Option granted to you. Your signature on this letter is an acknowledgement to us that you have read and understand this Agreement and that you agree to abide by its terms.

          1. Mutual Intent. It is important to the Corporation that the Optionee be encouraged to enhance the value of the Corporation and its subsidiaries through Optionee's services to the Corporation and its subsidiaries. Accordingly, the Corporation desires to afford the Optionee the opportunity to purchase shares of the Corporation's Common Stock as hereinafter provided.

          2. Rights and Privileges. Subject to the conditions hereinafter set forth, the Corporation grants you the right to purchase 1,960,000 shares of Stock at: $15.00 for 510,000 shares, $20.00 for 510,000 shares and $25.00 for
1,020,000 shares. The right to purchase the shares of Stock accrues in three installments over the time periods described below:

         The right to acquire all shares accrues on the date hereof.

          3. Time of Exercise. The Option may be exercised at any time and from time to time beginning when the right to purchase the shares of Stock accrues and ending when they terminate as provided in Section 5 of this letter.

          4. Method of Exercise. The Options shall be exercised by written notice to the Corporation at the Corporation's principal place of business. The notice shall set forth the number of shares of Stock to be acquired and shall contain a check payable to the undersigned in full payment for the shares to be purchased. We shall make delivery of the shares of restricted stock promptly after notice of exercise.

          In addition to the method of payment set forth in this Section 4 and in lieu of any cash payment required thereunder, the Optionee shall have the right at any time and from time to time to exercise the Options in full or in part in the manner specified in this Section 4 as payment of the aggregate exercise price. The number of Options to be surrendered in payment of the aggregate exercise price for the Options to be exercised shall be determined by multiplying the number of Options to be exercised by the exercise price per share of common stock, and then dividing the product thereof by an amount equal to the Market Price (as defined below) minus the exercise price. Market Price shall be calculated either (i) on the date which the notice to purchase has been sent to the Company ("Notice Date") or (ii) as the average of the market prices for each of the five trading days preceding the Notice Date, whichever of (i) or
(ii) is greater.

          5. Termination of Option. To the extent not exercised, the Option shall terminate four (4) years from the closing of the Corporation's initial public offering.

          6. Anti-Dilution. If there is any change in the number of shares of stock on account of the declaration of stock dividends, recapitalization resulting in stock split-ups, or combinations or exchanges of shares of stock, or otherwise, the number of shares of stock available for purchase upon the exercise of Options, the shares of Stock subject to any Option and the exercise price of any outstanding Option shall be appropriately adjusted by the Board. The Board shall give notice of any adjustments to the Optionee and such adjustments shall be, absent negligence, effective and binding. If because of one or more recapitalizations, reorganizations or other corporate events, the holders of outstanding stock receive something other than shares of stock then, upon exercise of an Option, the Optionee will receive what the holder would have owned if the holder had exercised the Option immediately before the first such corporate event and not disposed of anything the holder received as a result of the corporate event.

          7. Merger or Consolidation. In case of any consolidation of the Corporation with, or merger of the Corporation with, or merger of the Corporation into another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding common stock), the corporation formed by such consolidation or merger shall execute and deliver to the Optionee, a supplemental option agreement providing that the holder of each Option then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Option) to receive, upon exercise of such Option the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of common stock of the Corporation for which such Option might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental option agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 6. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

          8. Securities Laws. The Option and the shares of Stock underlying the Option have not been registered under the Securities Act of 1933, as amended (the "Act"). The Corporation has no obligations to ever register the Option or the shares of Stock underlying the Option. All shares of Stock acquired upon the exercise of the Option shall be "restricted securities" as that term is defined in Rule 144 promulgated under the Act. The certificate representing the shares shall bear an appropriate legend restricting their transfer. Such shares cannot be sold, transferred, assigned or otherwise hypothecated without registration under the Act or unless a valid exemption from registration is then available under applicable federal and state securities laws and the Corporation has been furnished with an opinion of counsel satisfactory in form and substance to the Corporation that such registration is not required.

          9. Binding Effect. The rights and obligations described in this letter shall inure to the benefit of and be binding upon both of us, and our respective heirs, personal representatives, successors and assigns.

          10. Date of Grant. The Option shall be treated as having been granted to you on the date of this letter even though you may sign it at a later date.

          11. Counterparts. This Agreement shall be executed in multiple counterparts, each of which when considered together, comes to one and the same Agreement.

          12. Integration. This Agreement supersedes all prior agreements understanding between the undersigned and the Optionee related to the subject matter hereof.


                                    Very truly yours,

                                    VITECH AMERICA, INC.


                                    By: /s/ William St. Laurent
                                       -------------------------------------
                                    Name:
                                            William St. Laurent
                                    ----------------------------------------
                                    Title:  President


AGREED AND ACCEPTED THIS
  3   day of September, 1996
- ------      -----------
/s/ Georges C. St. Laurent
- ------------------------------


                                        3